UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                (Amendment No. 2)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2003

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6402 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)



                                EXPLANATORY NOTE

Pursuant to this Form 8-K/A (Amendment 2), the registrant amends "Exhibit 7.3 Pro Forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. (collectively, "PSM")". At the time the 8-K/A was issued on December 15, 2003, the registrant did not know the final pro adjustments related to the purchase of PSM. Subsequently, after an independent valuation was performed a final purchase entry was booked and included in the registrant's 10-QSB/A filed on November 29, 2004. Besides the changes to the Pro Forma financial statements, no other changes have been made to the Form 8-K/A dated December 15, 2003.

Fortune Diversified Industries, Inc.
SEC Form 8-K/A


Item 9.01.      Financial Statements and Exhibits


Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc.


Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on August 31, 2003...............................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2003 which combines FDVI's results of operations for the twelve months ended August 31, 2003, with PSM's results of operations for the twelve months ended August 31, 2003....................3


(c)     Exhibits

Exhibit Number      Description
--------------      -----------

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     November 29, 2004

                                        By:  /s/ Amy E. Gallo
                                             ---------------------------
                                             Amy E. Gallo, principal
                                             financial officer (Controller)

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